\                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 Amendment No. 2

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 2004

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                       001-313338           98-0336674
State or other jurisdiction of           (Commission         (IRS Employer
Incorporation or organization              File No.)      Identification No.)

13980 Jane Street, King City, Ontario, Canada,                  L7B 1A3
  (Address of principal executive offices)                    (Zip Code)

                                 (905) 833-0808
              (Registrant's telephone number, including area code)

              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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                                TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

SIGNATURE

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 16, 2004, the Registrant filed Form 8-K describing its acquisition of Marlon Distributors Ltd. and its wholly owned subsidiary Marlon Recreational Products Ltd. The Registrant amended report on Form 8-K/A Amendment No. 1 filed on October 25, 2004 to provide consolidated audited financial statements of Marlon Distributors. The Registrant herby further amends such Form 8-K/A Amendment No. 2 to provide pro-forma financial information with respect to the acquisition of Marlon Distributors Ltd.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired.

            99.1  Financial statements of Marlon Distributors Ltd.*

            99.2 Pro Forma Financial information regarding Marlon Distributors Ltd.

* Incorporated herein by reference to Form 8-K/A Amendment No. 1 filed with the Commission on October 25, 2004.

      (b)   Exhibits

            23.1  Consent of Auditors.

                            [Signature Page Follows]

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: February 4, 2005

                                            WIRELESS AGE COMMUNICATIONS, INC.


                                            By /s/ Gary N. Hokkanen
                                               ---------------------------------
                                                   Gary N. Hokkanen
                                                   Chief Financial Officer